UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2013

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Lyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-82154	01-0579490
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

6401 Hollis St., Suite 125
Emeryville, CA		94608
(Address of principal		(Zip code)
executive offices)

Registrant's telephone number, including area code: (800) 768-2929

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Loan and Security Agreement

     On December 9, 2013 Lyris, Inc. (“Company”) and its wholly owned subsidiaries, Lyris Technologies, Inc. and Commodore Resources (Nevada), Inc. (each a “Borrower” and collectively, the “Borrowers”), entered into a First Amendment (“Amendment”) to the Loan and Security Agreement (“Agreement”) with Silicon Valley Bank (“Bank”). The Amendment revises the terms of the Agreement entered into on May 6, 2013, by and among the Bank and the Borrowers.

Under the Agreement, as amended by the Amendment, the definitions of certain terms used to calculate the Company’s availability under the Agreement are restated.

     The foregoing is qualified by reference to the Amendment, a copy of which is included as Exhibits 99.1, to this report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	First Amendment to Loan and Security Agreement by and among Silicon Valley Bank, Lyris, Inc., Lyris Technologies, Inc and Commodore Resources (Nevada), Inc., dated as of December 9, 2013.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lyris, Inc.

By:	/s/ John Philpin
Name: John Philpin
Title: Chief Executive Officer

Date: December 10, 2013